Annual Report - Financial Statements

T. Rowe Price

Tax-Free High Yield Fund

February 28, 1997

Portfolio Highlights

SECTOR DIVERSIFICATION

                               Percent of   Percent of
                               Net Assets   Net Assets
                                 8/31/96      2/28/97
______________________________________________________________
___

Hospital Revenue                   20%         20%

Housing Finance Revenue            13          12
   Industrial and Pollution

Control Revenue                    11          12

Nuclear Revenue                    10          10

Life Care/Nursing Home Revenue      7           8

Prerefunded Bonds                   5           7

General Obligation - Local          6           6

Ground Transportation Revenue       7           4

Lease Revenue                       4           4

Solid Waste Revenue                 3           3

Dedicated Tax Revenue               3           3

General Obligation - State          3           3

Electric Revenue                    2           2

Water and Sewer Revenue             1           2

Miscellaneous Revenue               2           2

All Others                          3           1

Other Assets Less Liabilities       -           1
______________________________________________________________

Total                             100%        100%

T. Rowe Price Tax-Free High Yield Fund

For a share outstanding throughout each period

Financial Highlights

                      Year
                     Ended
                   2/28/97   2/29/96 2/28/95 2/28/94 2/28/93

NET ASSET VALUE

Beginning of
period             $12.10  $ 11.62  $ 12.26  $12.33  $ 11.65

Investment activities
   Net investment
    income           0.70     0.72     0.73    0.74     0.78

   Net realized and
   unrealized gain
    (loss)           0.02     0.48    (0.60)         0.16
0.78

   Total from
   investment
   activities        0.72     1.20     0.13    0.90     1.56

Distributions
   Net investment
   income           (0.70)   (0.72)   (0.73)  (0.74)   (0.78)
   Net realized
   gain                 -        -    (0.04)  (0.23)   (0.10)
   Total
   distributions    (0.70)   (0.72)   (0.77)  (0.97)   (0.88)

NET ASSET VALUE
End of period      $12.12  $ 12.10  $ 11.62  $12.26  $ 12.33

Ratios/Supplemental Data

Total return        6.22%   10.62%    1.26%   7.49%   13.94%

Ratio of expenses to
average net assets  0.74%    0.75%    0.79%   0.79%    0.81%

Ratio of net investment
income to average
net assets          5.86%    6.07%    6.29%   5.95%    6.58%

Portfolio turnover
 rate               37.0%    39.3%    59.6%   59.3%    34.7%

Net assets, end
   of period
   (in
   thousands)    $1,053,106$989,534 $873,546 $941,295$853,185

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund

February 28, 1997

Statement of Net Assets

                                           Par      Value
                                             In thousands
ALABAMA  4.1%

Alabama Special Care Fac.,
Daughters of Charity, St. Vincents
       5.00%, 11/1/25                  $ 5,000    $ 4,489

Alexander Special Care Fac.
    Fin. Auth., Russell Hosp. Corp.
       6.00%, 12/1/22                    3,250      3,132

Baldwin County
    Eastern Shore Health
     Care Auth., Thomas Hosp.
       6.75%, 4/1/21                     1,900      1,961
       8.50%, 4/1/16
       (Prerefunded 4/1/01!)             4,000      4,650

Courtland IDB, Solid Waste Disposal,
    Champion Int'l.
       5.90%, 2/1/17                     8,000      7,934

Marshall County Health Care Auth.
    Guntersville-Arab Medical Center
       7.00%, 10/1/13                    2,100      2,198
       10.25%, 10/1/13 (Crossover
       Refunded)                         6,615      7,301
Mobile
    Capital Improvement Warrants, GO
       Zero Coupon, 2/15/18
       (MBIA Insured)                    1,030        273

       Zero Coupon, 8/15/18
       (MBIA Insured)                    4,550      1,163

       Zero Coupon, 2/15/19
       (MBIA Insured)                      905        223

       Zero Coupon, 8/15/19
       (MBIA Insured)                    4,675      1,113

       Zero Coupon, 2/15/20
       (MBIA Insured)                      770        177

       Zero Coupon, 8/15/20
       (MBIA Insured)                    4,810      1,068

Mobile Airport Auth., 8.875%,
    10/1/15 *                            2,000      2,218

Mobile IDB, Mobile Energy Services,
    6.95%, 1/1/20                        1,400      1,485

Shelby County, GO
       7.40%, 8/1/07                     2,000      2,233

       7.70%, 8/1/17                     1,000      1,119

Total Alabama (Cost  $38,702)                      42,737

ALASKA  0.9%
Alaska Housing Fin. Corp.,
    5.875%, 12/1/24 (MBIA Insured)       5,000      4,969

Valdez Marine Terminal,
    BP Pipeline Inc., 5.50%, 10/1/28     5,000      4,700

Total Alaska (Cost  $9,536)                         9,669

ARIZONA  0.5%

Maricopa County, PCR,
    Public Service Co. of New Mexico
       6.30%, 12/1/26                  $ 1,500    $ 1,514

Scottsdale IDA
    Westminster Village
       10.00%, 6/1/07
       (Prerefunded 6/1/97!)             1,175      1,229

       10.00%, 6/1/17
       (Prerefunded 6/1/97!)               750        784

Tempe IDA, Friendship Village of Tempe,
    6.75%, 12/1/13                       1,950      1,968

Total Arizona (Cost  $5,251)                        5,495

ARKANSAS  0.3%

Independence County, PCR,
    Mississippi Power and Light
       7.625%, 7/1/12                    3,000      3,146

Total Arkansas (Cost  $3,000)                       3,146

CALIFORNIA  4.6%

California HFFA, Daughters of
    Charity Health Systems
    (St. Francis Medical Center)
       5.75%, 10/1/23
       (Escrowed to Maturity)            6,515      6,685

Foothill / Eastern Transportation
    Corridor Agency
    California Toll Road
       Zero Coupon, 1/1/15               2,500        831

       Zero Coupon, 1/1/17              12,265      3,555

       Zero Coupon, 1/1/19              10,000      2,542

       Zero Coupon, 1/1/25               8,000      1,381

       Zero Coupon, 1/1/26              17,500      2,836

       Zero Coupon, 1/1/28              10,000      1,425

       Zero Coupon, 1/1/30              25,000      3,108

       5.00%, 1/1/35                     4,000      3,404

Fresno Joint Powers Fin. Auth.,
    6.55%, 9/2/12                        3,000      3,129

Inglewood Redev. Agency,
    Century Redev., 6.125%, 7/1/23       3,440      3,433

Los Angeles County
    Marina del Rey, COP, 6.50%, 7/1/08   3,250      3,380
    Public Works Fin. Auth.
       5.50%, 10/1/18 (FSA Insured)      2,750      2,715

Oakland, COP, VRDN (Currently 3.65%)     2,815      2,815

San Jose Redev. Agency, Tax Allocation
       5.25%, 8/1/16 (MBIA Insured)    $ 4,000    $ 3,777

Southern California Public
    Power Auth., 6.00%, 7/1/12           3,800      3,927

Total California (Cost  $45,159)                   48,943

COLORADO  4.0%

Arapahoe County Public Highway Auth.
    Capital Improvement Trust Fund
       Zero Coupon, 8/31/09             10,000      4,740

       Zero Coupon, 8/31/15             10,000      2,931

       Zero Coupon, 8/31/26             39,000      4,864

       7.00%, 8/31/26                    5,000      5,512

Boulder County, Longmont United Hosp.
       8.20%, 12/1/20
       (Prerefunded 12/1/00!)            1,540      1,753

Boulder County, IDR
    Boulder Medical Center
       8.625%, 1/1/07 *                    820        842

       8.75%, 1/1/12 *                   1,205      1,239

       8.875%, 1/1/17 *                  1,190      1,223

Colorado Housing Fin. Auth.
       8.65%, 8/1/03                       740        772

       8.70%, 11/1/04 *                  1,340      1,400

       9.00%, 8/1/03                       715        742

       9.40%, 8/1/03 *                     570        594

       9.60%, 8/1/01 *                     420        441

Denver City and County,
    Airport System, United Airlines
       6.875%, 10/1/32 *                11,000     11,532

El Paso County, School Dist. No. 20,
    GO, 6.35%, 12/15/06                  3,000      3,315

Total Colorado (Cost  $38,027)                     41,900

DELAWARE  1.1%

Delaware Economic Dev. Auth.
    Delmarva Power and Light
       7.15%, 7/1/18 (FGIC Insured)      2,500      2,778

Delaware Economic Dev. Auth.
    Peninsula United Methodist Homes,
    8.50%, 5/1/22                      $ 2,500    $ 2,680

Delaware HFA, Beebe Medical Center,
    6.75%, 6/1/14                        3,975      4,109

Wilmington Osteopathic Hosp.
    Assoc. of Delaware
    Riverside Hosp., 10.20%, 10/1/18
       (Prerefunded 10/1/98!)            2,000      2,222

Total Delaware (Cost  $10,856)                     11,789

DISTRICT OF COLUMBIA  0.8%

Dist. of Columbia
    American Geophysical Union,
    5.875%, 9/1/23                       1,750      1,586

    American Univ.,
       VRDN (Currently 3.35%)              620        620

    Medlantic Health Care Group
       5.75%, 8/15/26 (MBIA Insured)     6,000      5,891

Total District of Columbia
    (Cost  $8,059)                                  8,097

FLORIDA  2.9%

Brevard County Tourist Dev.,
    Florida Marlins Spring Training Fac.
       6.875%, 3/1/13                    1,520      1,613

Broward County Resource Recovery
    Broward Waste Energy, L.P. North
       7.95%, 12/1/08                    4,505      4,944

    Broward Waste Energy, L.P. South
       7.95%, 12/1/08                    4,575      5,015

Charlotte County, IDR,
    Beverly Enterprises,
       10.00%, 6/1/11                      910      1,038

Collier County IDA,
    Beverly Enterprises, 10.75%,
       3/1/03                            1,905      2,144

Dade County, Zero Coupon,
    2/1/12 (MBIA Insured)               14,715      6,567

Escambia County, IDR,
    Beverly Enterprises, 9.80%, 6/1/11     465        519

Hernando County, IDR,
    Beverly Enterprises, 10.00%,
       9/1/11                              870        999

Jacksonville, IDR,
    Beverly Enterprises, 9.75%,
       10/1/11                             900        989

Leon County, IDR,
    Beverly Enterprises, 9.80%, 6/1/11     455        503

Manatee County Housing Fin. Auth.,
    Capital Appreciation
       Zero Coupon, 10/1/15              4,820        701

Orange County IDA,
    Beverly Enterprises, 9.25%, 8/1/10     445        498

Santa Rosa County HFA,
    Gulf Breeze Hosp., 8.60%, 10/1/02      890        946

St. John's County IDA,
    Vicar's Landing, 6.75%, 2/15/12    $ 4,000    $ 4,001

Total Florida (Cost  $28,526)                      30,477

GEORGIA  1.6%

Coweta County Residential Care Fac.
    for the Elderly Auth.
    Wesley Woods of Newnan-Peachtree City
       8.25%, 10/1/26                    3,145      3,181

Georgia Municipal Electric Auth.,
    6.25%, 1/1/17                        4,000      4,274

Rockdale County Dev. Auth.
    Solid Waste Disposal, Visy Paper
       7.40%, 1/1/16 *                   4,445      4,595

       7.50%, 1/1/26 *                   4,400      4,563

Total Georgia (Cost  $16,357)                      16,613

HAWAII  0.6%

Hawaii Dept. of Budget and Fin.
    Kapi'olani Health Obligated Group
       6.20%, 7/1/16                     2,000      2,054

       6.25%, 7/1/21                     4,000      4,114

Total Hawaii (Cost  $6,051)                         6,168

IDAHO  1.2%

Idaho HFA
    Single Family
       6.30%, 1/1/24 *                   5,000      5,102

       7.80%, 1/1/23 *                   1,845      1,940

    St. Lukes Regional Med. Center
       VRDN (Currently 3.45%)            2,700      2,700

Idaho Student Loan Marketing Assoc.,
    6.70%, 10/1/07 *                     2,500      2,580

Total Idaho (Cost  $12,040)                        12,322

ILLINOIS  7.3%

Aurora, Dreyer Medical Clinic,
    8.75%, 7/1/14                        4,385      4,994

Chicago, GO
       6.25%, 1/1/15 (AMBAC Insured)   $ 3,500    $ 3,808

       5.125%, 1/1/16 (FGIC Insured)     7,685      7,203

Chicago-O'Hare Int'l. Airport
    American Airlines, 7.875%,
       11/1/25 *                         2,500      2,714
    Special Fac.,
       United Airlines, Inc., 8.20%,
       5/1/18                            2,000      2,164

Illinois HFA
    Community Hosp. of Ottawa,
       6.85%, 8/15/24                    3,775      3,931

    Covenant Retirement Community,
       7.60%, 12/1/12                    2,665      2,872

    Glen Oak Medical Center
       7.00%, 11/15/19                   3,300      3,456

       9.50%, 11/15/15                   2,100      2,383

    Hinsdale Hosp.
       7.00%, 11/15/19                   5,100      5,342

       9.00%, 11/15/15                   4,675      5,227

    Holy Cross Hosp., 6.75%, 3/1/24      4,000      4,132

    Memorial Hosp., 7.25%, 5/1/22        9,500     10,005

    Riverside Medical Center,
       5.75%, 11/15/20                   2,620      2,518

Metropolitan Pier and Exposition Auth.
    McCormick Place
       Zero Coupon, 12/15/13
       (MBIA Insured)                    4,000      1,546

       Zero Coupon, 6/15/23
       (MBIA Insured)                    9,300      2,004

Robbins Resource Recovery, 8.375%,
       10/15/16 *                       10,000     10,448

Southwestern Illinois Dev. Auth.,
    Anderson Hosp.
        7.00%, 8/15/22                   2,500      2,601

Total Illinois (Cost  $73,840)                     77,348

INDIANA  1.8%

Hammond, Sewage and Solid
    Waste Disposal, American Maize
    Products, 8.00%, 12/1/24 *           4,000      4,473

Indiana HFFA,
    Clarion Health Partners, Inc.,
    5.50%, 2/15/16                       2,800      2,698

Indianapolis Airport Auth.,
    Federal Express Corp.
       7.10%, 1/15/17 *                 11,000     11,875

Total Indiana (Cost  $18,201)                      19,046


KENTUCKY  2.6%

Florence Housing Fac.,
    Bluegrass RHF Housing, 9.50%, 7/1/17
       (Mandatory Tender 7/1/97!)      $ 1,870    $ 1,885

Jefferson County,
    Louisville Gas and Electric,
    7.45%, 6/15/15                       4,250      4,651

Jefferson County HFA,
    Beverly Enterprises, 9.75%, 8/1/07     830        909

Kenton County Airport Board
    Delta Airlines
       6.125%, 2/1/22 *                  6,000      5,877

       7.50%, 2/1/12 *                   3,600      3,893

       7.50%, 2/1/20 *                   5,250      5,675

Kentucky Economic Dev. Fin. Auth.,
    St. Claire Medical Center
       7.125%, 9/1/21
       (Prerefunded 9/1/01!)             3,600      4,015

Total Kentucky (Cost  $24,656)                     26,905

LOUISIANA  3.8%

Lake Charles Harbor and Terminal Dist.
    Panhandle Eastern Corp.,
    7.75%, 8/15/22                       5,000      5,679

Louisiana Offshore Terminal Auth.,
    LOOP, 7.60%, 9/1/10                  8,500      9,279

Louisiana PFA
    IDR, Beverly Enterprises,
    8.25%, 9/1/08                        1,335      1,465

    St. James Place of Baton Rouge,
    10.00%, 11/1/21                      4,500      5,008

    Willis Knighton Medical Center, VRDN
       (Currently 3.25%)
       (AMBAC Insured)                   4,300      4,300

Plaquemines Parish IDB, PCR,
    AMAX Inc., 7.25%, 10/1/09            1,280      1,281

Saint Charles Parish,
    Louisiana Power and Light
       8.00%, 12/1/14                    8,000      8,765

West Feliciana Parish, PCR,
    Gulf States Utilities
       8.00%, 12/1/24                    4,000      4,263

Total Louisiana (Cost  $37,397)                    40,040

MAINE  0.9%

Maine HHEFA, Waterville Osteopathic Hosp.
       9.875%, 7/1/13
       (Prerefunded 7/1/97!)             4,185      4,397

Maine Housing Auth.,
    Mortgage Purchase, 6.45%, 11/15/26
       (AMBAC Insured) *                 5,000      5,136

Total Maine (Cost  $9,259)                          9,533

MARYLAND  3.2%

Baltimore County, Stella Maris,
    7.50%, 3/1/21                      $ 1,000    $ 1,065

Berlin, Atlantic General Hosp.,
    8.375%, 6/1/22                       1,935      2,004

Gaithersburg Economic Auth.,
    Asbury Methodist Home
       7.85%, 1/1/20
       (Prerefunded 1/1/00!)             2,000      2,221

Maryland CDA
    Single Family
       Zero Coupon, 4/1/29 *            25,695      2,041

       5.95%, 7/1/23                     5,000      5,025

       7.25%, 4/1/19                     2,500      2,630

Maryland Energy Fin. Administration,
    Solid Waste Disposal
    Hagerstown Fiber Ltd. Partnership,
    9.00%, 10/15/16 *                      250         90

Maryland HHEFA
    Doctor's Community Hosp.,
    5.50%, 7/1/24                        3,000      2,718

    Union Hosp. of Cecil County,
    6.70%, 7/1/22                        2,725      2,811

Maryland Ind. Dev. Fin. Auth.
    Associated Catholic Charities,
    9.00%, 1/1/10                        1,425      1,552

    Economic Dev., American Association of
    Blood Banks Fac., 7.25%, 8/1/13      2,700      2,809

    Georgetown Bakery Management Corp. Fac.
       9.25%, 9/1/04 *                   1,365      1,462

Maryland-National Capital Park
    and Planning Commission
    Little Bennett Golf Fac.,
    8.25%, 10/1/11                       2,195      2,392

Montgomery County Housing
    Opportunities Commission
    Multifamily, Strathmore Court
    at White Flint
       8.75%, 7/1/27                     2,000      2,100

    Single Family
       6.10%, 7/1/27                     1,975      2,001

       7.50%, 7/1/17                       685        722

Total Maryland (Cost  $31,833)                     33,643

MASSACHUSETTS  2.2%

Massachusetts, GO, 7.50%, 6/1/04         2,750      3,205

Massachusetts Bay Transportation Auth.
    General Transportation, GO
       7.00%, 3/1/19                     2,500      2,965

       7.00%, 3/1/21                     2,000      2,379

Massachusetts HEFA
    Melrose Wakefield Health Care,
       6.00%, 7/1/12                   $ 1,650    $ 1,662

    New England Deaconess Hosp.,
       7.20%, 4/1/22                     3,535      3,817

Massachusetts Housing Fin. Agency
    Housing Project, 6.375%, 4/1/21
       (AMBAC Insured)                   1,950      2,006

    Single Family, 6.35%, 6/1/17         1,750      1,815

Massachusetts Ind. Fin. Agency,
    Nevins Home, 7.875%, 7/1/23          5,400      5,600

Total Massachusetts (Cost  $21,789)                23,449

MICHIGAN  2.7%

Dickinson County, Economic Dev.,
    Champion Int'l.
       5.85%, 10/1/18                    4,000      3,966

Meridian Economic Dev. Corp.,
    Burcham Hills Retirement
    Center III, 9.625%, 7/1/19
    (Prerefunded 7/1/97!)                2,790      2,928

Michigan, Dow Chemical, VRDN
    (Currently 3.50%)                    1,500      1,500

Michigan HDA
       6.20%, 6/1/27 *                   5,000      5,064

       6.50%, 12/1/17                    3,520      3,659

       7.75%, 12/1/19 *                    515        519

Michigan Hosp. Fin. Auth.
    Bay Medical Center, 8.25%, 7/1/12    2,000      2,258

    Pontiac Osteopathic Hosp.,
       6.00%, 2/1/24                     3,150      3,035

    Saratoga Community Hosp.,
       8.75%, 6/1/10                     3,900      4,373

Univ. of Michigan Hosp., VRDN
    (Currently 3.50%)                    1,400      1,400

Total Michigan (Cost  $26,533)                     28,702

MINNESOTA  0.3%

Minnesota Housing Fin. Agency
    Single Family
       6.70%, 1/1/18                     1,960      2,062

       9.00%, 8/1/18 *                   1,000      1,030

Total Minnesota (Cost  $2,982)                      3,092

MISSISSIPPI  1.9%

Adams County, Jefferson
    Davis Memorial Hosp.
       8.00%, 10/1/16
       (Prerefunded 10/1/01!)            3,805      4,400

Claiborne County, PCR
    Systems Energy Resources
       7.30%, 5/1/25                   $ 1,100    $ 1,152

       9.50%, 12/1/13                    2,000      2,196

       9.875%, 12/1/14                   7,800      8,595

Mississippi Home Corp., Single Family
       9.25%, 3/1/12 (FGIC Insured)        235        252

Mississippi Hosp. Equipment and
    Fac. Auth., Magnolia Hosp.
       7.375%, 10/1/21                   3,000      3,052

Total Mississippi (Cost  $18,489)                  19,647

MISSOURI  1.6%

Hannibal IDA, Hannibal Medical Center,
    9.50%, 3/1/22
       (Prerefunded 9/1/01!)             4,000      4,967

Joplin IDA, Tri-State Osteopathic
    Hosp. Assoc.
       8.25%, 12/15/14                   1,155      1,249

Lees Summit IDA, John Knox Village,
    7.125%, 8/15/12                      1,500      1,590

Missouri HEFA
    Bethesda Health Group, 7.50%,
       8/15/12                           1,250      1,334

    Still Regional Medical Center,
       7.70%, 2/1/13                     4,250      4,584

Ray County, Ray County Memorial
    Hosp., 9.625%, 11/15/13              3,200      3,442

Total Missouri (Cost  $15,266)                     17,166

MONTANA  0.3%

Montana Board of Housing
    Subordinate Lien
       8.40%, 10/1/03 *                    670        695

       8.50%, 10/1/02                      555        579

       8.95%, 10/1/02 *                    590        614

       9.20%, 10/1/01 *                    385        398

       7.85%, 10/1/04
       (FHA Guaranteed)                    715        753

       8.525%, 10/1/02
       (FHA Guaranteed)                    525        545

Total Montana (Cost  $3,440)                        3,584

NEBRASKA  1.8%

Douglas County Hosp. Auth.,
    Immanuel Medical Center
       7.00%, 9/1/21 (AMBAC Insured)   $ 5,500    $ 6,098

Nebraska Investment Fin. Auth.
    Single Family
       6.45%, 3/1/28 (GNMA
       Guaranteed) *                     5,000      5,139

       Residual Interest Bond/Inverse Floater
       (Currently 11.328%), 3/15/22
       (GNMA Guaranteed) *                 665        731

       Residual Interest Bond/Inverse Floater
       (Currently 11.591%), 9/10/30
       (GNMA Guaranteed) *               1,400      1,557

Nebraska Public Power Dist.,
    Electric, 5.25%, 1/1/22
       (MBIA Insured)                    6,000      5,689

Total Nebraska (Cost  $18,040)                     19,214

NEVADA  1.0%

Clark County, IDR
    Southwest Gas
       7.30%, 9/1/27                     3,000      3,232

       7.50%, 9/1/32 *                   5,000      5,397

Nevada Housing Division
    Sub Lien
       9.35%, 10/1/02                      365        376

       9.375%, 10/1/00 *                   280        290

       9.65%, 10/1/02 *                    560        590

       9.45%, 10/1/03
       (FGIC Insured) *                    630        658

Total Nevada (Cost  $9,831)                        10,543

NEW HAMPSHIRE  0.5%

New Hampshire HHEFA,
    Catholic Medical Center
       8.25%, 7/1/13                     3,000      3,206

New Hampshire Housing Fin. Auth.,
    8.625%, 7/1/13 *                     1,795      1,858

Total New Hampshire (Cost  $4,894)                  5,064

NEW JERSEY  1.7%

New Jersey Economic Dev. Auth.
    Holt Hauling and Warehouse System
       9.75%, 12/15/16 *               $ 1,000    $ 1,038

       10.25%, 9/15/14                     500        521

    Keswick Pines, 8.75%, 1/1/24         6,000      6,348

New Jersey HFFA,
    Raritan Bay Medical Center,
       7.25%, 7/1/27                     3,690      3,848

New Jersey Sports and
    Exposition Auth., Monmouth Park
       8.00%, 1/1/25                     5,250      5,793

Total New Jersey (Cost  $16,067)                   17,548

NEW MEXICO  0.6%

Farmington, PCR
    Public Service Co. of New Mexico
       6.30%, 12/1/16                    2,400      2,430

    Public Service Co. of New Mexico
       San Juan Project, 6.375%,
       4/1/22                            4,300      4,363

Total New Mexico (Cost  $6,700)                     6,793

NEW YORK  11.2%

Dormitory Auth. of the State of
    New York City Univ.
       5.625%, 7/1/16                    3,100      3,044

       6.00%, 7/1/14                     2,730      2,804

    State Univ. Ed. Fac.
       5.25%, 5/15/13                    5,000      4,754

       5.25%, 5/15/19                    5,000      4,641

       5.40%, 5/15/23                    5,000      4,587

       5.875%, 5/15/17                   3,000      3,030

Metropolitan Transportation Auth.
    Service Contract
       5.50%, 7/1/17                     4,000      3,858

       7.125%, 7/1/09                    4,000      4,372

New York City
       GO, 5.875%, 8/15/13             $ 2,000    $ 1,952

       GO, 5.75%, 2/1/14                 8,140      7,900

       GO, 5.875%, 3/15/13               2,750      2,715

       GO, 5.875%, 2/1/16                5,000      4,852

       GO, 5.875%, 8/15/16               2,435      2,362

       GO, 6.00%, 8/1/06                 2,000      2,077

       GO, 6.00%, 2/15/16                6,000      5,887

       GO, 6.20%, 8/1/07                 5,000      5,227

       GO, 6.25%, 8/1/09                 7,000      7,272

       GO, 7.625%, 2/1/15                1,035      1,148

       GO, 7.625%, 2/1/15
       (Prerefunded 1/2/02!)             1,965      2,258

       GO, 7.75%, 8/15/15
       (Prerefunded 8/15/01!)            2,345      2,689

New York City Housing Dev. Corp.,
    Multi-Family Housing
       5.50%, 11/1/09                    3,600      3,574

New York City IDA,
    Solid Waste Disposal, Visy Paper
       7.95%, 1/1/28 *                   2,000      2,156

New York City Municipal Water Fin.
    Auth., Water and Sewer
       5.50%, 6/15/23                    5,000      4,760

New York State Energy Research
    and Dev. Auth.
    Electric Fac., Long Island Lighting
       6.90%, 8/1/22 *                   2,500      2,650

       7.15%, 6/1/20 *                   8,000      8,553

New York State Mortgage Agency
    Homeowner
       Zero Coupon, 4/1/20              11,800      1,953

       5.90%, 4/1/27                     4,000      4,037

       6.45%, 10/1/17                    2,400      2,549

       7.50%, 4/1/26 *                   3,000      3,244

New York State Urban Dev. Corp.
       5.25%, 1/1/21                     4,000      3,594

    State Fac., 5.60%, 4/1/15            3,000      2,939

Total New York (Cost  $111,647)                   117,438

NORTH CAROLINA  0.2%

North Carolina Medical Care Commission
    Valdese General Hosp.,
       8.75%, 10/1/16                  $ 2,035    $ 2,324

Total North Carolina (Cost  $2,004)                 2,324

NORTH DAKOTA  0.4%

Mercer County, PCR, Electrical Power Coop.
    Antelope Valley Station, 7.20%, 6/30/13
       (AMBAC Insured)                   3,500      4,148

Total North Dakota (Cost  $4,061)                   4,148

OHIO  4.0%

Akron, Municipal Baseball Stadium, COP,
       STEP Zero Coupon, 12/1/16         2,200      1,654

Cambridge, Guernsey Memorial Hosp.,
    8.00%, 12/1/11                       1,500      1,650

Cleveland Parking Fac., 8.10%, 9/15/22
    (Prerefunded 9/15/02!)              10,000     11,861

Dayton, Special Fac.,
    Emery Air Freight Corp.,
       6.05%, 10/1/09                    2,500      2,559

Fairfield EDA, Beverly Enterprises,
    8.50%, 1/1/03                        2,775      3,010

Marion County Health Care Fac.,
    United Church Homes
       8.875%, 12/1/12
       (Prerefunded 12/1/99!)            3,225      3,691

Ohio Air Quality Dev. Auth.,
    PCR, Toledo Edison
       8.00%, 5/15/19                    2,750      2,909

Ohio Housing Fin. Agency,
    Single Family, Residual Interest
    Bond/Inverse Floater
       (Currently 9.971%), 3/31/31
       (GNMA Guaranteed) *                 740        808

Ohio Water Dev. Auth., PCR
    Cleveland Electric
       7.70%, 8/1/25                     2,800      3,031

       9.75%, 11/1/22 *                  2,000      2,045

    Toledo Edison
       7.55%, 6/1/23                     4,500      4,682

       8.00%, 10/1/23 *                  3,700      4,034

Total Ohio (Cost  $38,309)                         41,934

OKLAHOMA  2.6%

Jackson County Memorial Hosp. Auth.,
    Jackson County
    Memorial Hosp., 7.30%, 8/1/15      $ 4,300    $ 4,376

LeFlore County Hosp. Auth.,
    Eastern Oklahoma Medical
    Center, 9.40%, 5/1/06                2,000      2,141

Norman Regional Hosp. Auth.,
    5.50%, 9/1/11 (MBIA Insured)         4,110      4,120

Oklahoma County IDA,
    Epworth Villa, 10.25%, 4/1/19        2,900      3,139

Tulsa Municipal Airport
    American Airlines
       7.375%, 12/1/20 *                 2,000      2,132

       7.60%, 12/1/30 *                  5,240      5,666

Washington County Medical Auth.,
    Jane Phillips Episcopal
    Hosp., 8.50%, 11/1/10
    (Prerefunded 5/1/99!)                5,200      5,752

Total Oklahoma (Cost  $25,654)                     27,326

OREGON  0.2%

Western Generation Agency,
    Wauna Cogeneration
       7.25%, 1/1/09 *                   2,000      2,104

Total Oregon (Cost  $1,992)                         2,104

PENNSYLVANIA  3.0%

Allegheny County Hosp. Dev. Auth.,
    Rehabilitation Institute
    of Pittsburgh, 7.00%, 6/1/22         2,000      2,088

Beaver County IDA, PCR
    Cleveland Electric, 7.625%, 5/1/25   1,400      1,516

    Toledo Edison, 7.75%, 5/1/20         2,000      2,188

Berks County IDA, Lutheran Home at Topton,
    6.875%, 1/1/23                       5,000      5,027

Blair County Hosp. Auth., Mercy Hosp.,
    8.125%, 2/1/14
       (Prerefunded 2/1/99!)             2,700      2,950

Clarion IDA Health Fac.,
    Beverly Enterprises, 10.125%,
       5/1/07                              830        910

Greene County IDA,
    Greene Health Care Assoc.
    Beverly Enterprises,
       6.875%, 3/1/13                    2,430      2,448

Montgomery County Higher Ed. and Health Auth.
    Brittany Pointe, 8.50%, 1/1/22
       (Prerefunded 1/1/03!)             2,500      3,006

Montgomery County Higher Ed. and Health Auth.
    Redeemer Long Term Care and Elder Services
       8.00%, 6/1/22                   $ 5,755    $ 5,996

       8.20%, 6/1/06                       880        933

Pennsylvania HEFA, Medical
    College of Pennsylvania
       8.375%, 3/1/11
       (Prerefunded 3/1/99!)             2,200      2,422

Pennsylvania Housing Fac. Auth.,
    Residual Interest Bond/Inverse
    Floater (Currently 10.157%),
       10/3/23 *                         1,500      1,637

Total Pennsylvania (Cost  $28,964)                 31,121

PUERTO RICO  0.8%

Puerto Rico Commonwealth,
    Highway and Transportation Auth.
       5.50%, 7/1/15                     6,000      5,958

Puerto Rico Infrastructure Fin. Auth.,
    7.50%, 7/1/09                        2,365      2,512

Total Puerto Rico (Cost  $8,061)                    8,470

RHODE ISLAND  1.4%

Rhode Island Health and Ed. Building Corp.
    Lifespan Obligation Group, 5.25%, 5/15/26
       (MBIA Insured)                    2,000      1,828

    Rhode Island Hosp., Residual Interest
       Bond/Inverse Floater (Currently 9.968%)
       8/15/21 (FGIC Insured)            1,000      1,231

Rhode Island Housing and Mortgage Fin. Corp.
       8.05%, 4/1/22 *                   5,000      5,247

       Residual Interest Bond/Inverse Floater
       (Currently 10.439%), 4/1/24 *     1,000      1,089

    Homeownership Opportunity, 6.70%,
       10/1/14                           5,000      5,253

Total Rhode Island (Cost  $13,801)                 14,648

SOUTH DAKOTA  0.3%

South Dakota HDA, Homeownership,
    6.65%, 5/1/14                        2,500      2,619

Total South Dakota (Cost  $2,500)                   2,619

TENNESSEE  1.5%

Metropolitan Gov't. of Nashville
    and Davidson Counties
    Mur Ci Homes, 7.75%, 12/1/26         4,700      4,610

Metropolitan Gov't. of Nashville
    and Davidson Counties
    Water and Sewer, STEP, Zero Coupon,
    1/1/12 (FGIC Insured)              $ 8,750    $ 9,577

Tennessee Housing Dev. Agency,
    7.625%, 7/1/22 *                     1,900      2,005

Total Tennessee (Cost  $16,007)                    16,192

TEXAS  7.8%

Alliance Airport Auth., American Airlines,
    7.00%, 12/1/11 *                     3,000      3,326

Amarillo Health Fac. Corp.,
    Sears Panhandle Retirement
       7.75%, 8/15/26                    4,800      4,829

Bell County Health Fac. Dev. Corp.,
    King's Daughter Hosp.
       9.25%, 7/1/08                     3,155      3,451

Brazos River Auth.,
    Houston Lighting and Power
       6.375%, 4/1/12 (MBIA Insured)    10,000     10,744

Denison Hosp. Auth.,
    Texoma Medical Center,
       7.10%, 8/15/24                    3,650      3,852

Gainesville IDC, GTE Valenite Corp.,
    8.90%, 5/15/11 *                     3,170      3,439

Gulf Coast Waste Disposal Auth.,
    Houston Lighting and Power
       Floating Rate
       (Currently 4.95%) 6/1/98          5,000      5,000

Harris County, Toll Road,
    6.375%, 8/15/24 (MBIA Insured)       2,500      2,719

Harris County Health Fac. Dev. Corp.
    Memorial Hosp., 7.125%, 6/1/15
       (Prerefunded 6/1/02!)             5,000      5,686

    Methodist Hosp., VRDN
       (Currently 3.45%)                 2,700      2,700

    Texas Medical Center, 7.375%, 5/15/20
       (MBIA Insured)
       (Prerefunded 5/15/00!)            2,350      2,606

Houston, Water and Sewer,
    5.375%, 12/1/27 (FGIC Insured)       5,000      4,765

Matagorda County Navigation Dist., PCR,
    Central Power and Light,
    7.50%, 12/15/14                      2,000      2,198

Northwest Texas Independent School Dist.,
    School Buildings
    GO, Zero Coupon, 8/15/32            20,000      2,168

Paris Health Fac. Dev. Corp.,
    McCuistion Regional
    Medical Center, 7.60%, 2/1/12        4,500      4,817

San Antonio Electric and Gas
       Zero Coupon, 2/1/10
       (FGIC Insured)                    5,000      2,505

Texas
    GO, TRAN, 4.75%, 8/29/97           $10,000    $10,056

    Veterans Housing Assistance, GO
       6.25%, 12/1/15                    2,110      2,153

Tomball Hosp. Auth.,
    Tomball Regional Hosp.,
       6.10%, 7/1/08                     5,000      5,063

Total Texas (Cost  $77,112)                        82,077

UTAH  1.0%

Intermountain Power Agency
       5.25%, 7/1/14                     1,000        972

    Power Supply, 5.75%, 7/1/19
       (MBIA Insured)**                  4,000      3,980

Utah Housing Fin. Agency
    Sub Lien
       6.25%, 7/1/05                       520        532

       7.50%, 7/1/05                       780        823

       7.60%, 7/1/05                       775        812

       7.75%, 7/1/05                       800        840

       7.75%, 1/1/23 *                     315        329

       8.40%, 7/1/08 *                     145        150

       8.55%, 7/1/04                       255        264

       8.65%, 7/1/04                       610        632

       8.70%, 7/1/01                       135        139

       9.00%, 1/1/19 *                     410        428

       9.25%, 7/1/01                       175        182

       9.30%, 7/1/00 *                      45         46

       9.60%, 7/1/02 *                      35         36

       9.75%, 7/1/02                        60         61

       9.85%, 7/1/02 *                     150        154

       9.875%, 1/1/99 *                     50         51

       10.50%, 1/1/99 *                     45         45

       10.625%, 7/1/99 *                    45         45


Total Utah (Cost  $10,099)                         10,521

VERMONT  0.1%

Vermont Ed. and Health Buildings
    Fin. Agency, Medical Center
    Hosp. of Vermont,
    7.45%, 9/1/23 (FGIC Insured)         1,400      1,490

Total Vermont (Cost  $1,400)                        1,490

VIRGINIA  2.4%

Chesapeake Bay Bridge and
    Tunnel Commission
       5.00%, 7/1/22 (MBIA Insured)    $ 5,920    $ 5,397

Fredericksburg IDA,
    Medicorp Health System
       5.25%, 6/15/23 (AMBAC Insured)    2,500      2,338

Henrico County IDA,
    Bon Secours Health System
    (Maryview Hosp.), 7.50%, 9/1/11      1,730      1,934

Norfolk Port and Ind. Auth.,
    Henson Aviation, 9.625%, 8/1/12 *      830        932

Peninsula Port Auth.,
    Shell Oil, VRDN (Currently 3.50%)      800        800

Roanoke IDA, Roanoke Memorial Hosp.,
    Carilion Health System
       VRDN (Currently 3.25%)            4,500      4,500

Virginia HDA
       Zero Coupon, 7/1/29 *               830         73

       7.10%, 1/1/22                     4,000      4,164

       7.10%, 1/1/25                     5,000      5,199

Total Virginia (Cost  $24,616)                     25,337

WASHINGTON  1.8%

Washington, GO, 5.70%, 10/1/15           7,500      7,753

Washington HFA
    Fred Hutchinson Cancer Research Center
       VRDN (Currently 3.45%)            4,260      4,260
    Sisters of Providence, VRDN
       (Currently 3.50%)                 1,190      1,190

Washington Public Power Supply
       6.30%, 7/1/12                     2,000      2,152

       7.25%, 7/1/09                     1,000      1,158

       Zero Coupon, 7/1/14
       (FSA Insured)                     6,400      2,366

Total Washington (Cost  $17,773)                   18,879

WEST VIRGINIA  0.3%

Marshall County, PCR, Mountaineer Carbon
       VRDN (Currently 3.45%)            1,400      1,400

West Virginia Hosp. Fin. Auth.,
    West Virginia Univ. Hosp.
    Residual Interest Bond/Inverse Floater
       (Currently 9.52%), 1/1/18
       (MBIA Insured)                  $ 2,000    $ 2,091

Total West Virginia (Cost  $3,400)                  3,491

WISCONSIN  2.2%

Wisconsin HEFA
    National Regency of New Berlin,
    8.00%, 8/15/25                       6,000      6,166

    Sinai Samaritan Medical Center
       5.875%, 8/15/26 (MBIA Insured)    3,500      3,497

Wisconsin HFA, Villa Clement,
    8.75%, 6/1/12                        1,500      1,503

Wisconsin HHEFA, Meriter Hosp., Inc.
       6.00%, 12/1/26 (MBIA Insured)     6,000      6,060

Wisconsin Housing and Economic Dev. Auth.
       7.75%, 9/1/17                     3,945      4,067

       8.00%, 3/1/21 *                   1,540      1,574

Total Wisconsin (Cost  $22,216)                    22,867

WYOMING  1.1%

Sweetwater County, PCR
    Pacificorp, VRDN (Currently 3.45%)
    (AMBAC Insured)                      2,000      2,000

    Solid Waste Disposal, FMC Corp.,
    6.90%, 9/1/24 *                      5,000      5,326

Uinta County, PCR, Chevron, VRDN
    (Currently 3.50%)                      700        700

Wyoming CDA, Single Family,
    6.70%, 6/1/17                        3,320      3,471

Total Wyoming (Cost  $10,502)                      11,497

Total Investments in Securities

99.1% of Net Assets (Cost  $980,899)           $1,043,156

Other Assets Less Liabilities                       9,950

NET ASSETS                                     $1,053,106
                                               __________

Net Assets Consist of:
Accumulated net investment income -
    net of distributions                          $    67

Accumulated net realized gain/loss -
    net of distributions                           (12,72)

Net unrealized gain (loss)                         62,257

Paid-in-capital applicable to 86,903,971
    shares of $0.01 par value capital
    stock outstanding; 1,000,000,000
    shares authorized                           1,003,509

NET ASSETS                                     $1,053,106
                                               __________

NET ASSET VALUE PER SHARE                         $ 12.12
                                                  ________

   *  Interest subject to alternative minimum tax
  **  When-issued security
   !  Used in determining portfolio maturity
AMBAC AMBAC Indemnity Corp.
 CDA  Community Development Administration
 COP  Certificates of Participation
 EDA  Educational Development Authority
FGIC  Financial Guaranty Insurance Company
 FHA  Federal Housing Authority
 FSA  Financial Security Assurance Corp.
GNMA  Government National Mortgage Association
  GO  General Obligation
 HDA  Housing Development Authority
HEFA  Health & Educational Facility Authority
 HFA  Health Facility Authority
HFFA  Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
 IDA  Industrial Development Authority
 IDB  Industrial Development Bond
 IDC  Industrial Development Corp.
 IDR  Industrial Development Revenue
MBIA  Municipal Bond Investors Assurance Corp.
 PCR  Pollution Control Revenue
 PFA  Public Facility Authority
STEP  Stepped coupon bond
TRAN  Tax Revenue Anticipation Note
VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund

Statement of Operations

In thousands

                                                    Year
                                                   Ended
                                                 2/28/97

Investment Income

Interest income                                  $66,218

Expenses
    Investment management                          6,309
    Shareholder servicing                            728
    Custody and accounting                           242
    Registration                                      60
    Prospectus and shareholder reports                38
    Directors                                         15
    Legal and audit                                   14
    Miscellaneous                                     18

    Total expenses                                 7,424

Net investment income                             58,794

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

    Securities                                       452
    Futures                                       (1,462)

    Net realized gain (loss)                      (1,010)
    Change in net unrealized gain or
    loss on securities                             2,979

Net realized and unrealized gain (loss)            1,969

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $60,763
                                                 ________

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund

Statement of Changes in Net Assets

In thousands
                                        Year
                                       Ended
                                     2/28/97     2/29/96

Increase (Decrease) in Net Assets

Operations
    Net investment income          $  58,794   $  56,650

Net realized gain (loss)              (1,010)      5,145
    Change in net unrealized
    gain or loss                       2,979      32,000

    Increase (decrease) in net assets
    from operations                   60,763      93,795

Distributions to shareholders
    Net investment income            (58,787)    (56,650)

Capital share transactions *
    Shares sold                      265,794     261,013
    Distributions reinvested          40,553      39,048
    Shares redeemed                 (244,751)   (221,218)
    Increase (decrease) in net
      assets from capital
    share transactions                61,596      78,843

Net Assets

Increase (decrease) during period     63,572     115,988
Beginning of period                  989,534     873,546

End of period                      $1,053,106  $ 989,534
                                   _____________________
*Share information
    Shares sold                       22,238      21,873
    Distributions reinvested           3,390       3,271
    Shares redeemed                  (20,497)    (18,562)

    Increase (decrease)
      in shares outstanding            5,131       6,582

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund

February 28, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

    T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

    Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

    Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

    Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

    Noninvestment-Grade Debt Securities At February 28, 1997, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

    Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $421,265,000 and $350,540,000, respectively, for the year ended February 28, 1997.

Note 3 - Federal Income Taxes

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $11,338,000, of which $11,104,000 expires in 2003, $135,000 in 2004, and $99,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

    In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.
    ______________________________________________________

    Undistributed net investment income     $        9,000
    Undistributed net realized gain                (30,000)
    Paid-in-capital                                 21,000

    At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $980,899,000, and net unrealized gain aggregated $62,257,000, of which $63,465,000 related to appreciated investments and $1,208,000 to depreciated investments.

Note 4 - Related Party Transactions

    The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager), provides for an annual investment management fee, of which $506,000 was payable at February 28, 1997. The fee is computed daily and paid monthly and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

    In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $653,000 for the year ended February 28, 1997, of which $63,000 was payable at period-end.

T. Rowe Price Tax-Free High Yield Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of T. Rowe Price Tax-Free High Yield Fund, Inc.

    We have audited the accompanying statement of net assets of
    T. Rowe Price Tax-Free High Yield Fund, Inc. as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND L.L.P.
    Baltimore, Maryland
    March 19, 1997


T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds

STOCK FUNDS

DOMESTIC

Balanced

Blue Chip Growth

Capital Appreciation

Capital Opportunity

Dividend Growth

Equity Income

Equity Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era

New Horizons*

OTC**

Science & Technology

Small-Cap Value*

Spectrum Growth

Value


INTERNATIONAL/GLOBAL

Emerging Markets Stock

European Stock

Global Stock

International Discovery

International Stock

Japan

Latin America

New Asia

Spectrum International


BOND FUNDS

DOMESTIC TAXABLE

Corporate Income

GNMA


High Yield

New Income

Short-Term Bond

Short-Term U.S. Government

Spectrum Income

Summit GNMA

Summit Limited-Term Bond

U.S. Treasury Intermediate

U.S. Treasury Long-Term


DOMESTIC TAX-FREE

California Tax-Free Bond

Florida Insured

Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term

Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Insured

Intermediate Bond

Tax-Free Short-Intermediate

Virginia Short-Term

Tax-Free Bond

Virginia Tax-Free Bond


INTERNATIONAL/GLOBAL

Global Government Bond

Emerging Markets Bond

International Bond


MONEY MARKET FUNDS

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money

Tax-Free

California Tax-Free Money

New York Tax-Free Money

Summit Municipal

Money Market

Tax-Exempt Money



BLENDED ASSET FUNDS

Personal Strategy Income

Personal Strategy Balanced

Personal Strategy Growth

T. Rowe Price No-Load

Variable Annuity

Equity Income Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio


*Closed to new investors.

**Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by
Security Benefit Life Insurance Company. In New York, it
[FSB201(11-96)] is issued by First Security Benefit Life
Insurance Company of New York, White Plains, NY.

T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free High
Yield Fund(registered trademark).

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202
T. Rowe Price

Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFH  2/28/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds
February 28, 1997

T. Rowe Price
Report Highlights

o Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

o    Municipal bonds outperformed Treasuries during most of the year.

o All five funds generated greater returns than their peer group averages during the year ended February 28.

o Your funds relied to a great extent on credit research and sector selection to enhance returns. Tax-exempt high-yield securities were particularly good performers.

o With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders

The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

Chart 1 - Municipal Bond and Yield Notes line chart

In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

Lower-quality bonds performed well as the spread between their yields and those of higher-rated bonds narrowed, resulting in good price appreciation. The narrowing yield spread between different quality bonds reflected a solid economy with no immediate concern about recession and also the growing number of insured bonds in the market, which shrunk the supply of higher-yielding bonds.

New issuance in both the long- and short-term markets increased in 1996 for the first time since 1993, reflecting healthier state and local economies, a backlog of borrowing needs, and less resistance from the voters to new bond-financed projects. The increased supply was well received by investors after two years of declining issuance.

TAX-EXEMPT MONEY FUND

Our longer maturity strategy resulted in attractive returns, helping your fund outperform its peer group during both the 6- and 12-month periods ended February 28, 1997.

Chart 2- Performance Comparison

Periods Ended 2/28/976 Months 12 Months
____________________________________________________________

Tax-Exempt Money Fund1.51%       3.05%

Lipper Tax-Exempt Money
Market Funds Average1.45         2.91

Despite last year's stable monetary policy, the yields of 6- and 12-month municipal notes managed to vacillate in a range of 70 basis points. At the end of the fiscal year, yields of 1- to 30-day maturities were little changed from a year ago, but yields on 60-day to 1-year maturities were 20 to 50 basis points higher.

Your fund ended the fiscal year with a weighted average maturity of 58 days, shorter than the 65 days of a year earlier and 66 days at the end of August. By comparison, the weighted average maturity for our peer group at the end of February was only 46 days. Lending support to our modestly longer maturity posture was the robust demand generated by cash inflows to tax-exempt money funds, which expanded to a record $147 billion. An additional $12 billion in new cash inflows more than offset a $5 billion increase in the supply of new issues.

We emphasized longer maturities throughout the year, since we felt reasonably confident that the Federal Reserve would wait for more concrete evidence of rising inflation before raising the federal funds rate. We took advantage of the upwardly sloping yield curve by concentrating more on 6- and 12-month municipal notes, which provided an average of 40 basis points more yield than shorter maturities. We also reduced the percentage of variable rate securities in the portfolio. We will carefully consider recent remarks by Chairman Greenspan about a possible preemptive move against inflation (see the Outlook section) as we set our maturity strategy in coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

Duration management and credit research helped your fund outperform the average for similar funds during both the 6- and 12- month periods ended February 28.

Chart 3- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Short-
Intermediate Fund                3.13%         4.02%

Lipper Short-Intermediate
Debt Funds Average               3.07          3.72

The threat of higher short-term interest rates early in the year prompted us to keep duration (a measure of a fund's sensitivity to changes in interest rates) around 2.6 years, near the short end of our usual range. However, as we moved into the third quarter, signs of slower growth began to emerge, causing yields on five-year maturities to fall from 4.65% in early September to 4.15% in early December. We extended the fund's duration to about 3.0 years, gaining some but not all of the price appreciation in the rally. Recently, we reduced duration to 2.8 years because of the decreasing likelihood of further increases in bond prices.

While our timing on duration was modestly successful, we were able to enhance performance with credit research and sector selection. The prolonged strength of the economy improved the financial condition of many municipal issuers. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. As a result, lower-rated securities outperformed higher-rated AAA issues, narrowing the yield differential between them. We had positioned the fund to take advantage of this phenomenon in both 1995 and 1996 by increasing fund exposure to lower-rated states such as Massachusetts, Louisiana, New York, and Pennsylvania. We also purchased financially sound hospital revenue bonds, which we think will benefit from demographic changes.

Two sectors we continued to underweight are municipally owned electric utilities and housing bonds. In many cases, municipal utilities sell high-cost nuclear power, and deregulation of the industry should allow low-cost providers to compete more effectively. As a result, many local utilities were downgraded last year by Moody's and Standard & Poor's.

We avoided short-term housing bonds primarily because of their structure, not because of creditworthiness. Housing bonds are issued at par, while we prefer higher-yielding bonds at premium prices. If interest rates should rise, the prices of short-term par bonds tend to fall faster than bonds trading at a premium with the same duration.

TAX-FREE INSURED INTERMEDIATE BOND FUND

A combination of higher yield, credit management, and a lower fund expense ratio enabled your fund to match the average return of similar funds over the six-month period and slightly surpass it over 12 months.

Chart 4- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Insured
Intermediate Bond Fund           4.00%         4.19%

Lipper Intermediate
Municipal Debt Funds Average     3.98          4.14

Interest rates over the past 12 months have been confined to a relatively tighter trading range than in recent years. Yields on 10-year AAA-rated securities ranged between 4.65% and 5.30% since early March, a 65-basis-point range compared with 100 basis points a year ago and 155 two years earlier. The recent tighter range limited returns that could be reaped from duration management, which generated mixed results over the 6- and 12-month periods.

In the first half, our short posture contributed positively to performance as interest rates moved higher. We gave back some of these gains in the second half, as rates turned lower in September while we remained slightly cautious.

Lower volatility rendered credit research and sector selection increasingly important in our effort to outperform our peer group. We focused on undervalued securities within the insured market. Even though two different issues may carry insurance from the same company, the marketplace sometimes values them differently. For instance, Denver International Airport is rated BBB by Moody's and Standard & Poor's. While insurance earns the bonds a AAA rating from both agencies, the marketplace usually values bonds lower, according to their underlying rating. Early in the year we increased the fund's exposure to the Denver Airport bonds because we believed they represented good value versus other insured bonds.

TAX-FREE INCOME FUND

Overall, it was a year of modest returns for long-term bonds. In this environment, your fund matched the average performance of its peer group during the past six months and exceeded it over the year.

Chart 5- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Income Fund             4.80%         4.81%

Lipper General Municipal
Debt Funds Average               4.79          4.51

During much of the year, we kept the fund's duration within a narrow range. We felt that interest rates were likely to fluctuate more modestly than during the two prior years, providing few opportunities for aggressive shifts in strategy. As a result, the fund's duration remained close to 7.5 years for most of 1996. We increased it slightly in the third quarter but then returned to a more conservative position near the end of the fiscal year.

With municipal yields flirting with their lows of the past two decades, we felt there was little chance of a strong rise in bond prices and further rate declines. Therefore, we focused more on enhancing the portfolio's yield where we could. This strategy included holding on to older, higher-yielding bonds and identifying suitable high-yield securities, which performed well in 1996. Going forward, the opportunity for further price appreciation from lower-quality bonds seems limited, leading us to be more selective in considering them.

Bonds insured by third parties began to look more attractive as the amount of insured new issues rose during the year. Twelve months ago, the yields of insured municipal bonds were only 10 to 15 basis points higher than those of high-quality general obligation bonds; by year-end this spread was closer to 25 basis points, making the yields on insured bonds relatively appealing.

We will continue to focus on income enhancement, maintain duration closer to the low end of our neutral range, and wait for opportunities to extend maturities. The municipal market's stronger performance relative to taxable securities during the first two months of the year, combined with a growing new issues calendar for March, suggests that we will be able to invest at higher yield levels in coming months.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund outperformed its peer group over both the fiscal year and the most recent six-month period. It has exceeded the average performance of similar funds for the past nine fiscal years.

Chart 6- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free High Yield Fund        5.37%         6.22%

Lipper High Yield Municipal
Debt Funds Average              4.98          5.27

Opportunistic credit selection dominated fund performance last year, enhancing returns in three important ways. First, several individual holdings boosted fund returns by outperforming the market because of improved credit standing and refinancings. Key issues in this category included investor-owned utility and hospital revenue bonds. Second, the selective sale of securities and avoidance of certain sectors, such as specialized solid waste and paper recycling bonds, meant we were able to avoid significant credit problems. Finally, the fund was a beneficiary of yet another year of narrowing yield spreads, with lower-quality bonds significantly outperforming many higher-quality issues.

Your fund's concentration in below-investment-grade holdings fell steadily last year, from 28% to 23% of net assets. This move reflected a combination of factors, including ratings upgrades, refinancings, and a continuing selective approach when considering new issues. However, positions in the BBB category rose slightly to 34% of net assets. Absent a recession or a large market sell-off, we expect yield differences between securities of different credit ratings to remain tight. Another factor contributing to the narrow yield spreads was the increasing market share of bond insurance, shrinking the supply of uninsured lower-rated bonds. As a result, we are being selective in our purchases of lower-quality bonds and do not expect a material change in your fund's average credit quality, which was BBB+ at the end of February.

Chart 7- Quality Diversification pie

We managed duration and the weighted average maturity within a narrow range, with duration remaining between 7.0 and 7.4 years. Your fund was slightly defensive versus its peer group early in the year, which was a plus in a down market. We lengthened maturities modestly during much of the second half, maintaining a weighted average maturity of 19 years and a cash level of about 3%. At the end of February, your fund could be characterized as being fairly neutral versus its peer group.

OUTLOOK

The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 21, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                  8/31/96    2/28/97
Tax-Exempt Money Fund
_____________________________________________________

Price Per Share                 $   1.00     $  1.00

Dividends Per Share!

   For 6 months                    0.015       0.015

   For 12 months                   0.031       0.030

Dividend Yield
   (7-Day Compound) *               3.06%       3.02%

Weighted Average
   Maturity (days)                    66          58

Weighted Average Quality **   First Tier  First Tier


Tax-Free Short-Intermediate Fund
_____________________________________________________

Price Per Share                 $   5.30     $  5.35

Dividends Per Share!

   For 6 months                     0.12        0.11

   For 12 months                    0.23        0.23

Dividend Yield *

   For 6 months                     4.32%       4.37%

   For 12 months                    4.40        4.39

Weighted Average Maturity
   (years)                           3.2         3.6

Weighted Average Effective
   Duration (years)                  2.6         2.8

Weighted Average Quality ***          AA          AA

(continued on next page)

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key statistics
                                  8/31/96    2/28/97

Tax-Free Insured Intermediate Bond Fund
_____________________________________________________

Price Per Share                 $  10.62$     10.80

Dividends Per Share!

   For 6 months                    0.24         0.24

   For 12 months                   0.48         0.48

Dividend Yield *

   For 6 months                     4.44%       4.58%

   For 12 months                    4.51        4.56

Weighted Average
   Maturity (years)                  7.7         7.4

Weighted Average Effective
   Duration (years)                  5.6         5.3

Weighted Average Quality ***          AA          AA

Tax-Free Income Fund

Price Per Share                 $   9.40     $  9.59

Dividends Per Share!

   For 6 months                     0.26        0.26

   For 12 months                    0.52        0.52

Dividend Yield *

   For 6 months                     5.44%       5.48%

   For 12 months                    5.52        5.54

Weighted Average
   Maturity (years)                 17.0        17.0

Weighted Average Effective
   Duration (years)                  7.5         7.7

Weighted Average Quality ***         AA-         AA-

Key statistics

                                8/31/962/28/97
Tax-Free High Yield Fund
_____________________________________________________

Price Per Share                 $  11.84     $ 12.12

Dividends Per Share!

   For 6 months                     0.35        0.35

   For 12 months                    0.71        0.70

Dividend Yield *

   For 6 months                     5.92%       5.94%

   For 12 months                    6.05        6.02

Weighted Average
   Maturity (years)                 19.4        19.1

Weighted Average Effective
 Duration (years)                    7.1         7.2

Weighted Average Quality ***        BBB+        BBB+

! Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal income tax.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 8 - Tax Exempt Money Fund line chart

Chart 9 - Tax-Free Short-Intermediate Fund line chart

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart

Chart 11 - Tax-Free Income Fund line chart

Chart 12 - Tax-Free High Yield Fund line chart

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                              Since   Incep-
2/28/97                  1      5     10  Incep-     tion
                      Year  Years  Years    tion     Date

_________________________________________________________

Tax-Exempt Money     3.05%   2.70%  3.77%     -    4/8/81

Tax-Free Short-
  Intermediate        4.02   4.94   5.13      -  12/23/83

Tax-Free Insured
  Intermediate Bond   4.19      -      -   6.76% 11/30/92

Tax-Free Income       4.81   7.38   6.40      -  10/26/76

Tax-Free High Yield   6.22   7.82   7.60      -    3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFF  2/28/97


Chart 1- yield line chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/29/96 through 2/28/97

Chart 7 - quality diversification pie chart showing AAA 4%, AA 26%, A 13%, BBB 34%, and BB and Below 23% on 2/28/97

Chart 8 - Tax Exempt Money Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 9 - Tax-Free Short-Intermediate Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 11 - Tax-Free Income Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 12 - Tax-Free High Yield Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.